Prepayments and other current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Prepayments to suppliers	¥ 680,723	$ 104,625	¥ 1,368,964
Interest income receivable	42,234	6,491	33,545
Prepayment for advertising expenses	7,950	1,222	36,736
Receivable from business partner	81,940	12,594	33,935
Others	126,616	19,461	159,149
Total	¥ 939,463	$ 144,393	¥ 1,632,329